KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey E. Garten, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director of Credit Suisse Emerging Markets Fund, Inc., post-effective amendment number 19 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 16th day of February, 2006.


                                                     /s/Jeffrey E. Garten
                                                     --------------------
                                                     Jeffrey E. Garten

KNOW ALL MEN BY THESE PRESENTS, that I, Michael E. Kenneally, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director of Credit Suisse Emerging Markets Fund, Inc., post-effective amendment number 19 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 16th day of February, 2006.


                                                     /s/Michael E. Kenneally
                                                     -----------------------
                                                     Michael E. Kenneally

KNOW ALL MEN BY THESE PRESENTS, that I, Peter F. Krogh, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director of Credit Suisse Emerging Markets Fund, Inc., post-effective amendment number 19 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 16th day of February, 2006.


                                                     /s/Peter F. Krogh
                                                     -----------------
                                                     Peter F. Krogh

KNOW ALL MEN BY THESE PRESENTS, that I, Steven N. Rappaport, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director of Credit Suisse Emerging Markets Fund, Inc., post-effective amendment number 19 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 16th day of February, 2006.


                                                     /s/Steven N. Rappaport
                                                     ----------------------
                                                     Steven N. Rappaport

KNOW ALL MEN BY THESE PRESENTS, that I, Enrique R. Arzac, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director of Credit Suisse Emerging Markets Fund, Inc., post-effective amendment number 19 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 16th day of February, 2006.


                                                     /s/Enrique R. Arzac
                                                     -------------------
                                                     Enrique R. Arzac

KNOW ALL MEN BY THESE PRESENTS, that I, Richard H. Francis, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director of Credit Suisse Emerging Markets Fund, Inc., post-effective amendment number 19 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 16th day of February, 2006.


                                                     /s/Richard H. Francis
                                                     ---------------------
                                                     Richard H. Francis